                                                                    EXHIBIT 28.5

               MONTHLY SERIES 1999-2 CERTIFICATEHOLDERS' STATEMENT
                      FIRST USA BANK, NATIONAL ASSOCIATION
                        WACHOVIA CREDIT CARD MASTER TRUST

         Listed below is the information which is required to be prepared with respect to the distribution date of October 15, 2001 and with respect to the performance of the Trust during the related Monthly period.

         Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

D.       Information Regarding the Current Monthly Distribution (Stated on the
         ---------------------------------------------------------------------
         Basis of $1,000 Original Certificate Principal Amount)
         ------------------------------------------------------

         1.    The amount of the current monthly distribution in respect of Class A Monthly Principal             $            0.00

         2.    The amount of the current monthly distribution in respect of Class B Monthly Principal             $        1,000.00

         3.    The amount of the current monthly distribution in respect of Collateral Monthly Principal          $          400.00

         4.    The amount of the current monthly distribution in respect of Class A Monthly Interest              $            0.00

         5.    The amount of the current monthly distribution in respect of Class A Deficiency Amounts            $            0.00

         6.    The amount of the current monthly distribution in respect of Class A Additional Interest           $            0.00

         7.    The amount of the current monthly distribution in respect of Class B Monthly Interest              $            3.04

         8.    The amount of the current monthly distribution in respect of Class B Deficiency Amounts            $            0.00

         9.    The amount of the current monthly distribution in respect of Class B Additional Interest           $            0.00

         10.   The amount of the current monthly distribution in respect of Collateral Monthly Interest           $            1.29

         11.   The amount of the current monthly distribution in respect of any
               accrued and unpaid Collateral Monthly Interest                                                     $            0.00

E.       Information Regarding the Performance of the Trust
         --------------------------------------------------

         1.    Collection of Principal Receivables
               -----------------------------------

               (a)    The aggregate amount of Collections of Principal Receivables processed during
                      the related Monthly Period which were allocated in respect of the Class A Certificates      $   39,397,088.50

               (b)    The aggregate amount of Collections of Principal Receivables processed during
                      the related Monthly Period which were allocated in respect of the Class B Certificates      $    2,732,746.02

               (c)    The aggregate amount of Collections of Principal Receivables processed during
                      the related Monthly Period which are allocated in respect of the Collateral Interest        $    3,415,932.53

         2.    Principal Receivables in the Trust
               ----------------------------------

               (a)    The aggregate amount of Principal Receivables in the Trust as of the end of the
                      day on the last day of the related Monthly Period                                           $3,021,077,772.40

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               (b)    The amount of Principal Receivables in the Trust represented by the Investor
                      Interest of Series 1999-2 as of the end of the day on the last day of the related
                      Monthly Period                                                                                $45,000,000.00

               (c)    The amount of Principal Receivables in the Trust represented by the Series
                      1999-2 Adjusted Investor Interest as of the end of the day on the last day of
                      the related Monthly Period                                                                    $45,000,000.00

               (d)    The amount of Principal Receivables in the Trust represented by the Class A
                      Investor Interest as of the end of the day on the last day of
                      the related Monthly Period                                                                    $         0.00

               (e)    The amount of Principal Receivables in the Trust represented by the Class A
                      Adjusted Investor Interest as of the end of day on the last day of the
                      related Monthly Period                                                                        $         0.00

               (f)    The amount of Principal Receivables in the Trust represented by the Class B
                      Investor Interest as of the end of the day on the last day of the related
                      Monthly Period                                                                                $30,000,000.00

               (g)    The amount of Principal Receivables in the Trust represented by the Collateral
                      Interest as of the end of the date on the last day of the related Monthly Period              $15,000,000.00

               (h)    The Floating Investor Percentage with respect to the related Monthly Period                           4.5897%

               (i)    The Class A Floating Allocation with respect to the related Monthly Period                           67.8571%

               (j)    The Class B Floating Allocation with respect to the related Monthly Period                           21.4286%

               (k)    The Collateral Floating Allocation with respect to the related Monthly Period                        10.7143%

               (l)    The Fixed Investor Percentage with respect to the related Monthly Period                             16.3918%

               (m)    The Class A Fixed Allocation with respect to the related Monthly Period                              86.5000%

               (n)    The Class B Fixed Allocation with respect to the related Monthly Period                               6.0000%

               (o)    The Collateral Fixed Allocation with respect to the related Monthly Period                            7.5000%

         3.    Delinquent Balances
               -------------------

               The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                                        Aggregate                           Percentage
                                                                         Account                              of Total
                                                                         Balance                           Receivables
                                                                         -------                           -----------
               (a)    30 - 59 days:                                  $ 38,441,186.60                         1.2564%
                                                                     ---------------
               (b)    60 - 89 days:                                  $ 26,145,140.84                         0.8545%
                                                                     ---------------
               (c)    90 - or more days:                             $ 49,937,771.21                         1.6321%
                                                                     ---------------
                                             Total:                  $114,524,098.65                         3.7430%
                                                                     ---------------

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         4.    Investor Default Amount
               -----------------------

               (a)    The Aggregate Investor Default Amount for the related Monthly Period                               $745,800.11

               (b)    The Class A Investor Default Amount for the related Monthly Period                                 $506,078.63

               (c)    The Class B Investor Default Amount for the related Monthly Period                                 $159,814.32

               (d)    The Collateral Default Amount for the related Monthly Period                                       $ 79,907.16

         5.    Investor Charge Offs
               --------------------

               (a)    The aggregate amount of Class A Investor Charge-Offs for the related
                      Monthly Period                                                                                     $      0.00

               (b)    The aggregate amount of Class A Investor Charge-Offs set forth in 5 (a) above per
                      $1,000 of original Certificate principal amount                                                    $      0.00

               (c)    The aggregate amount of Class B Investor Charge-Offs for the related
                      Monthly Period                                                                                     $      0.00

               (d)    The aggregate amount of Class B Investor Charge-Offs set forth
                      in 5 (c) above per $1,000 of original certificate principal amount                                 $      0.00

               (e)    The aggregate amount of Collateral Charge-Offs for the related Monthly Period                      $      0.00

               (f)    The aggregate amount of Collateral Charge-Offs set
                      forth in 5 (e) above per $1,000 of original certificate principal amount                           $      0.00

               (g)    The aggregate amount of Class A Investor Charge-Offs reimbursed
                      on the Transfer Date immediately preceding this Distribution Date                                  $      0.00

               (h)    The aggregate amount of Class A Investor Charge-Offs set
                      forth in 5 (g) above per $1,000 original certificate
                      principal amount re-imbursed on the Transfer Date
                      immediately preceding this Distribution Date                                                       $      0.00

               (i)    The aggregate amount of Class B Investor Charge-Offs reimbursed
                      on the Transfer Date immediately preceding this Distribution Date                                  $      0.00

               (j)    The aggregate amount of Class B Investor Charge-Offs set
                      forth in 5 (i) above per $1,000 original certificate
                      principal amount re-imbursed on the Transfer Date
                      immediately preceding this Distribution Date                                                       $      0.00

               (k)    The aggregate amount of Collateral Charge-Offs reimbursed
                      on the Transfer Date immediately preceding this Distribution Date                                  $      0.00

               (l)    The aggregate amount of Collateral Charge-Offs set forth
                      in 5(k) above per $1,000 original certificate principal
                      amount reimbursed on the Transfer Date immediately
                      preceding Distribution Date                                                                        $      0.00

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         6.    Investor Servicing Fee
               ----------------------

               (a)    The amount of the Class A Servicing Fee payable by the Trust to the Servicer for
                      the related Monthly Period                                                                       $        0.00

               (b)    The amount of the Class B Servicing Fee payable by the Trust to the Servicer for
                      the related Monthly Period                                                                       $   25,000.00

               (c)    The amount of the Collateral Interest Servicing Fee payable
                      by the Trust to the Servicer for the related Monthly Period                                      $   12,500.00

         7.    Reallocations
               -------------

               (a)    The amount of Reallocated Collateral Principal Collections with respect to
                      this Distribution Date                                                                           $        0.00

               (b)    The amount of Reallocated Class B Principal Collections with respect to this
                      Distribution Date                                                                                $        0.00

               (c)    The Collateral Interest as of the close of business on this Distribution Date                    $        0.00

               (d)    The Class B Investor Interest as of the close of business on this Distribution Date              $        0.00

         8.    Collection of Finance Charge Receivables
               ----------------------------------------

               (a)    The aggregate amount of Collections of Finance Charge
                      Receivables processed during the related Monthly Period which
                      were allocated in respect of the Class A Certificate                                             $1,294,252.45

               (b)    The aggregate amount of Collections of Finance Charge
                      Receivables processed during the related Monthly Period which
                      were allocated in respect of the Class B Certificates                                            $  408,711.33

               (c)    The aggregate amount of Collections of Finance Charge
                      Receivables processed during the related Monthly Period which
                      were allocated in respect of the Collateral Interest                                             $  204,355.66

         9.    Principal Funding Amount
               ------------------------

               (a)    The principal amount on deposit in the Principal Funding Account on the
                      related Transfer Date                                                                            $        0.00

               (b)    The Accumulation Shortfall with respect to the related Monthly Period                            $        0.00

               (c)    The Principal Funding Investment Proceeds deposited in the Finance Charge Account                $        0.00
                      on the related Transfer Date

               (d)    The amount of all or the portion of the Reserve Draw Amount deposited in the
                      Finance Charge Account on the related Transfer Date from the Reserve Account                     $        0.00

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         10.   Reserve Draw Amount                                                                                    $        0.00
               -------------------

         11.   Available Funds
               ---------------

               (a)    The amount of Class A Available Funds on deposit in the Finance Charge Account
                      on the related Transfer Date                                                                    $1,294,252.45

               (b)    The amount of Class B Available Funds on deposit in the Finance Charge Account
                      on the related Transfer Date                                                                    $  408,711.33

               (c)    The amount of Collateral Available Funds on deposit in the Finance Charge Account
                      on the related Transfer Date                                                                    $  204,355.66

         12.   Portfolio Yield
               ---------------

               (a)    The Portfolio Yield for the related Monthly Period                                                    31.9738%

               (b)    The Portfolio Adjusted Yield for the related Monthly Period                                           12.9941%

F.       Floating Rate Determinations
         ----------------------------

         1.    LIBOR for the interest Period ending on this Distribution Date                                               3.48750%

         First USA Bank,
         National Association
         Servicer

                                            By: /s/ Tracie Klein
                                               ---------------------------------
                                                 Name:  Tracie H. Klein
                                                 Title: First Vice President

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